File Nos. 2-9662

811-597

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under  THE SECURITIES EXCHANGE ACT OF 1933  Post-effective Amendment No. 50

And

REGISTRATION STATEMENT

Under  THE INVESTMENT COMPANY ACT OF 1940  Amendment No. 40

OLD DOMINION INVESTORS’  TRUST, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

110 Bank Street

Suffolk, Virginia 23434

(Address of Principal Executive Offices and Zip Code)

Phone: 757-539-2396

(Registrant’s Telephone Number, Including Area Code)

CABELL B. BIRDSONG

OLD DOMINION INVESTORS’ TRUST, INC.

110 Bank Street

Suffolk, Virginia 23434

(Name and Address of Agent for Service)

Copies of All Communications to:

JAMES J. WHEATON, ESQ.

TROUTMAN SANDERS LLP

222 Central Park Avenue Suite 2000

Virginia Beach, Virginia 23462

It is proposed that this filing will become effective (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on            pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on            pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

☐ on            pursuant to paragraph (a)(ii) of Rule 485

PROSPECTUS

December 29, 2003

110 Bank St., Suffolk, VA 23434

Telephone: (757) 539-2396

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SUMMARY INFORMATION ABOUT THE FUND

Investment Objectives

The primary investment objective of the Fund is to seek income. Long-term growth of the shareholders’ capital (original investment) is a secondary objective.

Investment Strategies

The Fund’s principal investment strategies include:

•	Investing in common stock listed on the New York Stock Exchange. The Fund’s investment policies do not presently permit investments in stocks that are not listed on the New York or American Stock Exchange.

The Fund’s investment policies limit the Fund’s investments in stocks to stocks that have paid continuous dividends for at least ten years. This tends to limit the Fund’s stock investments to companies with relatively large capitalizations.

•	Writing covered call options on a portion of the Fund’s securities portfolio when management believes that the potential for further appreciation in those portfolio stocks is limited.

•	Writing put options on a portion of the Fund’s securities portfolio when management believes that the potential for a decline in those portfolio stocks is limited.

In selecting the stocks in which the Fund will invest or sell, the Fund’s manager attempts to diversify the portfolio, adhering to the Fund’s investment policy that provides that no more than 25% of the Fund’s portfolio value may be concentrated in a single industry. The manager attempts to identify sectors in which it believes that stocks will outperform the market as a whole, and regularly evaluates the portfolio to adjust concentrations.

Principal Risks of Investing in the Fund

The Fund is subject to the following principal investment risks:

•	Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

•	Issuer-Specific Changes. The value of an individual security or a particular type of security in the Fund’s portfolio can be more volatile than the market as a whole and perform differently from the market as a whole.

•	Inability to Diversify Because of Investment Policy Restrictions. Because the Fund is subject to a number of investment policy restrictions, including the requirement that it invest only in stocks that have a long history of paying dividends and those that are listed on the New York and American Stock Exchanges, the Fund may not be able to diversify as broadly as other mutual funds.

•	Risks of Option Transactions. Because the Fund is permitted to write put and call options, the Fund is subject to market conditions that may cause the Fund to suffer losses on these transactions.

It is possible to lose money by investing in the Fund, and the likelihood of loss is greater if you invest for a short period of time.

An investment in the Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

Performance of the Fund

The bar chart and table shown below provide an indication of the risks of investing in Old  Dominion Investors’ Trust, Inc. by showing changes in the Fund’s performance over a 10-year period and by showing how the Fund’s average annual returns for one, five and ten years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The annual returns indicated below exclude the effect of the Fund’s sales load. If these amounts were reflected, the returns would be less than those shown.

Year by Year Returns

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.37% (quarter ending March 31, 1998) and the lowest return for a quarter was -20.04% (quarter ending September 30, 2002).

Average Annual Total Returns for the period ending December 31, 2002

Average Annual Total Returns (for the periods ending December 31, 2002)		1 Year	5 Years	10 Years
Old Dominion Investors’ Trust
Return Before Taxes		-21.42%	-4.81%	4.84%
Return After Taxes on Distributions(1)		-21.68%	-6.56%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares(1)		-17.19%	-3.96%	3.13%
Comparative Returns (reflects no deduction for fees, expenses or taxes)
S&P 500 Index(2)		-22.10%	-0.59%	9.35%
More Recent Performance
Old Dominion Investors Trust 1/1/03-9/30/03(3)	12.39%

1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
2	The S&P 500 index is a market capitalization-weighted index of common stocks.
3	Return before taxes.

Fees and Expenses

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Fund. These are historical expenses for the fiscal year ended August 31, 2003; your actual expenses may be greater or less than those shown.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.0	%*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	none
Deferred Sales Charge (Load)	none
Redemption Fees	none
Exchange Fee	none

*	Sales charges are reduced for purchases of $100,000 or more. See “Investing in the Fund—Purchasing Shares.”

Annual Operating Expenses of the Fund (expenses deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%
Distribution (12b-1) Fees*	0.10%
Other Expenses (Audit, legal, shareholder services, transfer agent and custodian)	3.04%
Total Annual Operating Expenses	3.64%

*	Expenses under the 12b-1 plan must be approved in advance by the Board of Directors and may not exceed 0.25% of average net assets annually.

The following example will help you compare the cost of investing in the Fund and the cost of other mutual funds. You would pay the following total fees and expenses on a $10,000 investment, assuming a (1) 5% annual return, (2) redemption at the end of each time period, and the Fund’s annual operating expenses are as described in the table above. This example illustrates the effective fees and expenses but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invest, here’s how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	3 years	5 years	10 years
$752	$1,470	$2,208	$4,141

The amounts shown are cumulative totals; the average fees and expenses paid over a ten year period would be approximately $414 per year.

Financial Highlights

The following financial highlights is intended to help you understand the Fund’s financial history for the past five (5) years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rates an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting, & Doughtery, LLP, independent accountants, whose report, along with the Fund’s financial highlights and financial statements, are included in the Fund’s annual report. A free copy of the annual report is available upon request.

Year ended August 31,
For a share outstanding throughout each period	2003	2002	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$15.12	$18.25	$19.40	$23.56	$22.96
Income (loss) from investment operations—
Net investment income	(0.17)	(0.08)	0.05	0.10	0.34
Net realized and unrealized gain (loss) on investments	0.98	(2.93)	(0.95)	(1.94)	4.33

Total from investment operations	0.81	(3.01)	(0.90)	(1.84)	4.67
Less distributions—
Distributions from net investment income	—	—	0.05	0.23	0.47
Distributions from net realized gains on investments	0.26	0.12	0.20	2.09	3.60

Total distributions	0.26	0.12	0.25	2.32	4.07

Net asset value, end of period	$15.67	$15.12	$18.25	$19.40	$23.56

Total Return*	5.52%	(16.48%)	(4.66%)	(8.11)%	21.86%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,498	$6,023	$7,601	$8,410	$10,669
Ratio to average net assets—
Expenses	3.64%	2.44%	1.93%	1.99%	1.07%
Net investment income	-1.13%	-0.42%	0.24%	0.48%	1.47%
Portfolio turnover rate	9%	47%	81%	50%	87%

*	Calculated without deduction of sales load.

OTHER INFORMATION ABOUT THE FUND

Investment Objectives

The primary investment objective of the Fund is to seek income. Long-term growth of the shareholders’ capital (original investment) is a secondary objective. All stocks owned by the Fund are listed on the New York Stock Exchange or the American Stock Exchange, and investments in stocks are limited to companies that have paid continuous common stock dividends for at least ten years.

The purpose of the Fund is to provide a way for individual and institutional investors to combine their resources to take advantage of professional, continuous management and diversification of their invested funds. Many investors are actively seeking diversification. But proper diversification requires sufficient funds, time, and facilities to develop and supervise an investment portfolio, either large or small. Investing through the Fund is designed specifically to meet those needs. Although the Fund always seeks to meet its objectives, there is no assurance that the Fund’s objectives can be achieved.

The Fund tends to invest in stocks of large capitalization companies, largely because of its investment policies relating to dividend payment history and stock exchange listing, and the Fund may not invest more than 25% of the Fund’s portfolio in a single industry. In selecting investments for the Fund, the Fund’s management tends to diversify the portfolio and concentrate investments in sectors in which management believes the sector as a whole is likely to outperform the market as a whole.

The Fund does not seek extravagant yields or spectacular profit. Management feels that diversification involves spreading of risk. However, diversification does not eliminate the risk of investing in equity securities.

Investors must realize that the Fund’s portfolio includes marketable securities. The prices of these securities fluctuate, and for this reason the value of outstanding shares in the Fund do not maintain a fixed price. The share prices of the Fund will vary with market conditions affecting the securities held in the Fund’s portfolio.

Investment Policies and Restrictions

During more stable periods, the Fund’s policy is to be nearly fully invested in common stock. When the management feels, after careful study, that there is a danger of an important drop in the stock market, the Fund’s policy allows for the selling of some of the stock positions. The Fund is presently a Virginia corporation governed by articles of incorporation, and the articles of incorporation include a number of investment restrictions, including the requirement that a minimum of fifty percent (50%) of the Fund’s total assets must remain invested in common stock.

The articles of incorporation of the Fund also impose the following restrictions on the Fund’s management of its portfolio:

1.	The Fund may invest only in common stock, short-term United States Treasury obligations (T-Bills) not to exceed ninety-one (91) days in maturity, convertible preferred stock, and convertible bonds (bonds that may be converted into shares of stock at some point in the future).

2.	The Fund may write covered listed call options on stocks in which it has invested, and purchase covering options with respect to options the Fund has written. See the section “Call Option Transactions” below for a description.

3.	The Fund may write put options and purchase options with respect to options the Fund has written. Total liabilities to the Fund from writing put options cannot exceed ten percent (10%) of the net assets of the Fund at the time the put options are written. See the section “Put Option Transactions” below for a description of Put Options.

4.	The Fund may also invest in corporate bonds. Bonds selected by the Fund must be rated “A” or better. No limit has been imposed on the amount of bonds the Fund can hold in its portfolio.

5.	All stocks in which the Fund has invested funds must be listed on the New York Stock Exchange or the American Stock Exchange.

6.	The Fund can only invest in stocks that have paid continuous common stock dividends for at least 10 years or longer. This restriction applies to companies and their predecessors. Therefore, if a company is less than ten years old but was borne of a buyout or reorganization, the original company must have paid common stock dividends each year long enough to make up the mandatory 10 years.

7.	No more than twenty-five percent (25%) of the value of the Fund’s portfolio may be concentrated in any one industry.

8.	No more than five percent (5%) of the Fund’s total asset value may be invested in any one stock in the Fund’s portfolio. If the stock value increases to a value of greater than five percent (5%), the Fund will rebalance the portfolio. The Fund will not purchase more than two percent (2%) of the total outstanding voting shares of any one company’s stock.

9.	The Fund’s portfolio will always have a minimum of twenty (20) different securities.

The manager of the Fund makes most investment advisory decisions from a long-term point of view rather than engaging in frequent trading. Securities may occasionally be sold for investment reasons even though they have been held for short periods. Investment reasons for selling in a short period of time would include rapid appreciation of securities, or rapid depreciation of securities because of adverse market conditions.

The Fund’s policy is to limit its portfolio turnover. Turnover is generally limited to transactions necessary to carry out the investment policies and to obtain cash for redemption of shares. The portfolio turnover rate for 2000 was fifty percent (50%), the turnover rate for 2001 was eighty-one percent (81%), the turnover rate for 2002 was forty-seven percent (47%) and the turnover rate for 2003 was nine percent (9%). The portfolio turnover rate is calculated by using either the Fund’s portfolio purchases or total portfolio sales in the fiscal year, whichever is less. This figure is then divided by the monthly average value of the Fund’s portfolio securities.

Call Option Transactions

The Fund may write covered listed call options and may repurchase call options the Fund has written.

A covered call means that the Fund owns 100 shares of underlying stock for each option it has written on that stock. Only stocks that are listed on an organized stock exchange can be optioned.

By writing a call option on its portfolio securities, the Fund agrees to sell one hundred (100) shares of common stock held in its portfolio at a specified strike price before a specified expiration date. The purchaser of an option pays a premium for the option. The amount of the premium is determined like the price of any other security listed on an exchange.

If at or near the expiration date of an option the then current market price of the optioned stock is more than the strike price (the specified price when the option is written) of the option, the option holder must pay the strike price to the Fund. The Fund must then deliver the optioned stock to the purchaser unless the Fund has purchased a covering option. A covering option is an option with an identical strike price, expiration date, and for the same stock as an option which the Fund has written. A covering option would be purchased during the terms of the option if the Fund wished to limit its risk.

If the market price of the optioned stock is less than the strike price of the option on the expiration date, the option will expire without being exercised, but the Fund will profit from the premium received by the Fund.

The use of call option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the call option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised and the shares are sold, the gain or loss in the sale will be treated as a short-term or long-term capital gain or loss depending on the length of time the Fund held the optioned stock. The Fund is not at risk of losing money, when it writes call options, but may lose an opportunity to profit fully from a rise in the value of the optioned stock if the exercised price turns out to be lower than the market price of the stock at the time the option is exercised. The Fund also pays higher commissions on call options than it does on other trading activity.

Put Option Transactions

The Fund may also write put options. A put option means that the Fund is agreeing to purchase the stock that underlies options if the option is exercised. The Fund is not permitted to write put options with a value of more than ten percent (10%) of the net assets of the Fund.

With a put option, the Fund agrees to purchase 100 shares of common stock at a specified strike price on a specified expiration date. The purchaser of the put option pays the Fund a cash premium for the put option. The amount of premium received for the sale of a listed option is determined like the prices of other securities listed on an exchange. Put options are currently listed on the various option exchanges.

If at or near the expiration date of an option the market price of the optioned stock is below the strike price of the option, the option will be exercised. When this happens, the Fund must pay the strike price to the purchaser of the option. The only exception is when the Fund has purchased a covering option, as described above for call options.

The use of put option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the put option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised, the premium is included in the cost of the acquired stock. Unlike call options, put options put the Fund at risk of losing money because the Fund may be required to purchase stock at a price in excess of the market price at the time of exercise. The Fund also pays higher commissions on put options than it does on other trading activity.

Principal Risks of Investing in the Fund

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which it invests, the financial condition, industry and economic sector, and geographic location of the issuers of the securities of the Fund’s portfolio, and the Fund’s level of investment in securities of those issuers. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the Fund’s performance:

Stock Market Volatility.    The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Issuer, political or economical developments can affect a single issuer, issuers within an industry, or economic sector or geographic region, or the market as a whole.

Issuer-Specific Changes.    Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer’s securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Put and Call Options.    The Fund writes put and call options both to generate additional income from those transactions and to minimize the volatility of the Fund’s portfolio, but if future market conditions or the future stock performance of a particular issuer’s securities differs from that anticipated by those options, the Fund may suffer losses on put options transactions and may lose the opportunity to sell the shares underlying call options at the best price available.

Limitation Imposed by Investment Policies.    The Fund’s investment policies, which among other things, require it to limit investments in stocks to stocks listed on the New York and American Stock Exchanges and to stocks that have a lengthy history of paying dividends, may prevent the Fund from diversifying as fully as other mutual funds, and limit the ability of the Fund’s management to choose investments that might yield a greater return than those in the Fund’s  portfolio.

Manager and Investment Advisor

Investors’ Security Co., Inc. has been employed by the Fund as its manager and investment advisor to supervise the investments of the Fund. The Board of Directors of the Fund maintains control and supervision of the manager’s investment choices. The manager is also responsible for furnishing the Fund’s office facilities, taking care of the filing and other clerical duties of the Fund’s operations, providing statistical information, and computing the Fund’s net asset value and advisory fees. The manager’s investment advisory offices are located at 110 Bank Street, Suffolk, Virginia. The manager has employed PFPC Global Fund Services, Inc. to maintain shareholder records and to manage dividend payments and reinvestments.

The manager is engaged pursuant to the Fund’s contract between the Fund, and the manager, Investors’ Security Company, Inc. Under this contract, the Fund must pay the manager a management fee of .00125 per quarter (or one-half of one percent per year) of the average value of the Fund’s net assets. This fee is computed daily and paid monthly.

For the year ended August 31, 2003, the Funds’ total expenses, including advisory fees, were 3.64% of the average annual net assets. The total advisory fees paid to the manager for the fiscal year ended August 31, 2003 were $25,912.

Cabell B. Birdsong has been the Portfolio Manager of the Fund since September 1964. He has also been the President of Investors’ Security Co., Inc., since September 1964.

The principal officers of Investors’ Security Co., Inc. are as follows: Cabell B. Birdsong, President and Treasurer; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 99% of the outstanding shares of Investors’ Security Company, Inc. and therefore controls the manager. The manager was incorporated in the State of Virginia in 1964.

Dividend Policy and Tax Status

The Fund earns dividends, interest and other income from its investments, and distributes this income to shareholders as dividends and other distributions. The Fund’s articles of incorporation require that the Fund distribute its “net income” on or about January 15, May 1, August 1 and November 1 of each year. These distributions are paid only to stockholders who have open accounts on the record date for the distributions.

“Net Income” is the amount of income left after typical business expenses. These deductions may include management expenses, auditing and legal expenses, and taxes (if any). The Fund does not make distributions from unrealized appreciation of its assets.

As with any investment, your investment in the Fund can have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

You may have taxes both on the distributions that you receive and based on your redemption and other transactions. For federal income tax purposes, the Fund’s dividends and distributions of short-term capital gains are taxable to you as ordinary income, and the Fund’s distributions of long-term capital gains are taxable to you generally as capital gains. A capital gain or loss in your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them. If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distribution that you receive from the Fund will normally be taxable to you when you receive it, regardless of whether you have elected to have your distributions reinvested in the Fund.

The Fund’s distributions have historically constituted primarily short-term capital gains.

You may also incur tax liability when you redeem shares in the Fund. Your redemptions, including exchanges, may result in capital gains for federal tax purposes.

The Fund will provide each stockholder with an annual mailing detailing the tax status of each year’s dividends and other distributions.

INVESTING IN THE FUND

Purchasing Shares

The manager distributes the Fund’s shares. Shares may be purchased at the offering price, which is the Fund’s net asset value (“NAV”) plus a sales charge, through broker-dealers that have sales agreements with the distributor or through the distributor. The minimum purchase amount for both initial and subsequent purchases is $25. Share certificates will be issued only on written request.

The price of the shares is based on the NAV of the Fund’s stock at the close of the New York Stock Exchange next following the Fund’s receipt of a purchase order for shares. Each day’s calculated price applies to all purchase orders received by the distributor from authorized securities dealers that day. Orders received after the close of the New York Stock Exchange will receive that day’s closing price only if the broker/dealer received those orders from the customers prior to the market’s close. Orders placed after the close of the New York Stock Exchange will be executed on the next regular business day. Purchase orders received on other than a regular business day will be executed on the next regular business day.

When purchasing shares, you will pay a sales charge (load) as follows:

	Sales Charge Load as Percentage of
Amount of Purchase at the Public Offering Price	Net Investment	Offering Price	Dealer Commission as Percentage of the Offering Price
Less than $100,000	4.17%	4.00%	3.75%
$100,000 to $250,000	3.62%	3.50%	3.25%
$250,000 to $500,000	2.56%	2.50%	2.25%
$500,000 and over	none	none	1.00%

The manager will pay a 1% dealer commission to broker/dealers out of its own resources on purchases of $500,000 or more. If a redemption of $500,000 or more is made within twelve (12) months of the original purchase, there will be a deferred sales charge of 1%. This deferred sales charge will be charged against the amount of the original investment regardless of any increase or decrease in the value of the investment since the date of purchase.

If shares of the Fund are sold through authorized dealers in the United States, the dealers will receive a dealers’ commission as shown in the table above. Under certain circumstances, commissions up to the entire sales charge may be given back to dealers. These dealers might be considered to be underwriters within the meaning of the Securities Act of 1933.

The distributor has sole authority on whether to accept or reject purchase orders of shares. The sale of shares will be suspended during any time when the ability to determine the NAV of shares is suspended. The Board of Directors may also suspend the sale of shares whenever it decides it is in the best interest of the Fund to do so.

Ability To Purchase Shares Without A Load

Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund’s shares will not be resold to others for profit. These shares may only be redeemed through the Fund.

Shares of the Fund may also be sold at NAV without the payment of any sales charge or load to:

1.	Banks, trust companies, pensions, non-profit and charitable organizations.

2.	Registered investment advisors and investment advisor agents may make sales to clients at net asset value.

3.	Current officers, directors or employees of authorized dealers.

4.	NAV purchases may be made with redemption proceeds from other mutual fund companies on which the investor has paid a front end sales charge.

An investment advisor or financial institution may charge a fee for their services, though purchasing shares of the Fund at NAV for the client. The client must be informed in advance when these circumstances occur.

Forms for purchasing shares at NAV are available from the Fund upon request.

Right of Accumulation

The Fund offers a right of accumulation privilege. The right of accumulation applies to larger purchases made over thirteen (13) months or less. If an investor anticipates making purchases totaling $100,000 or more in the allotted time-frame, the investor should notify the Fund. The manager will charge the sales fee applicable to the total of (a) the dollar amount then being purchased, plus (b) the current NAV of all the funds held by the distributor for the investor. To receive the right of accumulation, shareholders must give the transfer agent of the Fund enough information at the time of purchase to confirm qualification. The client may also issue a statement of intention to invest a qualifying amount in the next thirteen (13) months. All purchases thereafter will receive the reduced sales charge. For a description of the Statement of Intention see the Fund’s Statement of Additional Information.

Determining NAV

In determining NAV, the Fund’s portfolio securities are valued at their last sale price at the close of the trading day on the New York Stock Exchange or the American Stock Exchange. When there was no sale of those securities, the midpoint between the last bid price and the last ask price is used. Where there is no bid available for a security, value is determined in good faith by the Fund.

To calculate NAV, all actual and accrued liabilities are deducted from the total value of the assets (including accrued dividends and interest). The amount of net assets remaining is then divided by the number of outstanding shares. This yields the NAV per share. The public offering price is determined by adding the selling commission to the NAV, adjusting any fractional cent to the next higher cent.

The Fund prices its shares every trading day. The Fund does not calculate NAV on holidays or other days when the stock and bond markets are closed. In filling purchase and sale orders for the shares, the Fund uses the NAV calculated as of the close of the trading day that next follows the Fund’s receipt of the order.

The Fund reserves the right to calculate the offering price at any time, or to suspend the offering of shares entirely.

Exchange Privilege

Shares of the Fund may be exchanged for shares of the Cash Account Trust, a money fund now being offered and managed by Kemper Management Co. First Data Corp., a non-affiliated company, is the distributor of the money fund. Shares of Kemper’s Cash Account Trust may be also re-exchanged for shares of the Fund. An exchange transaction is equivalent to selling your shares at their current price and buying that amount in shares of the other fund. Exchanges are taxable events that will create capital gains or losses. Shares of the Fund may not be exchanged for shares of the money fund unless the amount exchanged satisfies the minimum investment requirements of the money fund. If a telephone exchange authorization is on file with the transfer agent (First Data Corp.), investors may use the telephone to exchange shares. A signed, written request is necessary to receive telephone authorization privileges. Investors should review the prospectus of the money fund prior to making an exchange. Exchanges may only be made in states where shares of both the money fund and the Fund are qualified for sale.

Exchange privileges may be suspended at any time by the Fund by notice to shareholders. Exchanges may be initiated by writing to the Transfer Agent, which is PFPC Global Fund Services, 760 Moore Road, King of Prussia, PA 19406-0903. If a telephone authorization is on file with the Transfer Agent, the shareholder may also call 1-800-441-6580, toll free, to make the exchange.

Plan of Distribution

The company has a plan of distribution or 12b-1 plan under which it may finance activities primarily intended to sell shares. All 12b-1 plan expenses must be approved in advance by the Board of Directors. The expenses paid under the plan must have been incurred within the last twelve (12) months and accrued while the plan was in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees), and for the year ended August 31, 2003 amounted to $5,001, or 0.10% of the Fund’s average net assets.

Because the 12b-1 fee may be paid each year, the cumulative effect of the fee over time will increase the cost of an investment.

Selling Shares

You may sell your shares in several ways:

By Mail.    Shares may be redeemed for their NAV. The redemption price for shares will be the NAV next determined after the Fund’s transfer agent properly receives a proper redemption request. Mail your written request to PFPC Global Fund Services, Inc., 760 Moore Road, King of Prussia, PA 19406-0903. There is no charge for the redemption of shares through the Transfer

Agent. Shares registered in a broker’s street name account must be redeemed through the broker. Shareholders who have share certificates in their own name may redeem them only with the signatures of all persons in whose names the shares are registered, and signed exactly as their names appear on the certificates. Non-certificated shares may be redeemed upon written request bearing the signatures of the registered shareholders. Signatures must be guaranteed. This can be done by a bank insured by the Federal Deposit Insurance Corporation, or by a member firm of the National Association of Securities Dealers, Inc. (NASD). A notary public is not an acceptable guarantor. Additional documentation may be required to redeem shares held in corporate, partnership or fiduciary accounts. The Transfer Agent will not redeem shares until deposited checks (including certified or cashier’s checks) to purchase shares have cleared (normally not more than fifteen days).

Except in extraordinary circumstances, the redemption proceeds will be paid on or before the seventh business day following the receipt of the proper written request.

Through a Securities Dealer.    A shareholder may redeem shares through any securities dealer. Securities dealers may charge a service fee for handling redemption transactions placed through them.

Reinstatement Privilege.    Shareholders may reinstate redemption proceeds by reacquiring shares of the Fund at net asset value (without a sales charge). Within thirty (30) days after the date shares are redeemed, the Transfer Agent must receive a written request for reinstatement. A check less than or equal to, but not greater than the redemption proceeds, must accompany the request for reinstatement. The reinstatement purchase will be made at the next calculated NAV after receiving the request and check. The tax status of a capital gain created by a redemption will not be affected by using the reinstatement privilege, but a capital loss may be zeroed out for tax purposes by exercising the reinstatement privilege.

OTHER ACCOUNT FEATURES

Individual Retirement Accounts

Individuals may use the Fund to establish Individual Retirement Accounts (IRAs). Investors wishing to contribute to an IRA should consult with a competent tax advisor. For a limited time (seven days), clients may choose to cancel their participation in the IRA plan. If participation in an IRA is cancelled within seven days, clients will receive their full purchase back. However, if participants have received copies of the Fund’s IRA plan more than seven days in advance of their purchase, then they will not have the right to receive a refund.

For further details about IRAs, including custodian/trustee fees, see the Old Dominion Investors’ Trust, Inc. Individual Retirement Account (Terms and Conditions) and Application available from the manager at 110 Bank Street, Suffolk, Virginia 23434.

Custodian

PFPC Trust Company, 800 Tinicurn Blvd., 3rd Floor, Philadelphia, PA 19153 serves as custodian for the Fund.

Dividend Reinvestment Plan

Unless a shareholder specifies differently on the account application form (please check the correct box), it is assumed that each shareholder wishes to participate in the Fund’s dividend reinvestment plan. Under this plan, all dividends and capital gains will be reinvested in additional shares of the Fund. All dividend and capital gain reinvestments are made at NAV without any sales charge. Investors who participate in this plan may instruct PFPC Global Fund Services, Inc., the transfer agent, in writing at least seven days in advance of the normal distribution date to send the earned dividends and capital gains rather than reinvest them. The transfer agent may be contacted at 760 Moore Road, King of Prussia, PA 19406-0903. Investors should remember that, as with all other types of investments in securities, the dividend reinvestment plan does not guarantee a profit and does not guarantee there will not be a decrease in the Fund’s investment value during declining markets.

Systematic Withdrawal Plan

Shareholders have the option of using our Systematic Withdrawal Plan. Under this plan, a fixed sum may be paid regularly to shareholders from their accounts. To take advantage of the Systematic Withdrawal Plan shareholders must purchase or already own $5,000 or more Fund shares at the current offering price.

Depending on the size of the payments requested and the fluctuations of the market price of the underlying portfolio securities, redemptions for the purpose of making systematic withdrawal payments may reduce or even use up the investment. Making systematic withdrawals, in this or any other investment company, while purchasing shares at the same time, is not a good idea because you may be responsible for paying more than one sales charge.

Brokerage Allocation

The first concern of the Fund is to obtain the best price on any purchases and sales in its portfolio. There are broker-dealers who provide the manager with both statistical and research information. When it is possible to maintain the “Best Price” policy, the Fund’s manager prefers to do some of its portfolio security trades (buys and sells) through these broker-dealers.

The manager is authorized by the Fund to use its own discretion in deciding where brokerage business is done. This includes trades with broker-dealer firms providing statistical and research information. In the fiscal year ended August 31, 2003, the manager, acting as broker, received $12,654 in brokerage commissions from buying and selling securities in the Fund’s portfolio. Management of the Fund believes that the commissions paid to Investors’ Security Co., Inc. are fair compared to the commissions and other payments received by other broker-dealers.

The Fund’s investment advisor cannot adequately define the value of the statistical and research information some broker-dealers provide. Though the information may be useful, the materials provided to the Fund do not affect or reduce the Fund’s expenses.

In deciding which broker-dealers should handle future Fund securities transactions, the manager may take into consideration any recent sales of the Fund’s shares by those broker-dealers . This is done when the manager believes it can do so without paying greater brokerage fees than normal.

These transactions are in keeping with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

The Fund intends to continue to allot broker-dealers the option of handling the securities transactions in the same way it has in the past. The Fund will always try to get the best prices of their executed trades (buys and sells of securities).

No dealer, sale representative or any other persons authorized to use any information or to make any representations, other than obtained in this prospectus and related Statement of Additional Information in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its manager. This prospectus and the SAI do not constitute an offer by the Fund or by the manager to sell shares of the Fund or to buy shares of the Fund from any person to whom it is unlawful to make such an offer.

OLD DOMINION INVESTORS’ TRUST, INC.

NEW ACCOUNT APPLICATION

1. REGISTRATION (Please Print)

Individual:

First Name	Middle Initial	Last Name	Social Security

Joint Tenant:

First Name	Middle Initial	Last Name	Social Security

Gifts to Minors:
As Custodian for:

Name of Custodian (Only one can be named)		Name of a Minor (Only one)

under the	Uniform Gifts to Minors Act:

State of Residence		Minor’s Security Number

Corporation, Partnerships, Trusts and Others:

Name of Corporation, Partnership, or other organization

Tax I.D. Number	Name of Trustee(s)	Date of Trust Instrument

2. MAILING ADDRESS AND TELEPHONE

Street Address			City

State	Zip	Telephone Number

3. INITIAL INVESTMENT (Minimum $25.00)

Indicate amount of investment

$

☐	By Check—Please make checks payable to Old Dominion Investors’ Trust and enclose with this application.
☐	By Wire—Funds were wired on for $

Date

4. DISTRIBUTION OPTIONS

Distribution options: Please check one.

Until I notify you of a change, I would like all distributions from:

☐	dividends and capital gains reinvested in additional Fund shares.

☐	dividends paid to me in cash; capital gains reinvested in additional Fund shares.

☐	dividends and capital gains paid to me in cash.

☐	Systematic Withdrawal Option—See Section 8.

5. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

This order is subject to acceptance by the Fund. Signature below indicates receipt of the prospectus. The following statement is required by federal tax law to avoid 20% backup withholding; “By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box.” If you have been notified by the IRS that you are subject to backup withholding, check box.  ☐

X

Signature	☐ Owner	☐ Trustee	☐ Custodian	Date

X

Signature of joint owner (if any)

6. STATEMENT OF INTENTION I intend to invest over a thirteen month period from this date a total amount that will equal or exceed:

See description in Prospectus.	☐ $	100,000	☐ $	250,000	☐ $	500,000

[I agree to the Statement of Intention and Escrow Agreement set forth in the prospectus.]

7. DEALER INFORMATION

(This section must be completed by your Dealer to ensure proper processing).

The undersigned (the “Dealer”) agrees to all applicable provisions in this application, and guarantees this signature and legal capacity of the shareholder. If the shareholder does not sign this application, the Dealer for the shareholder is stating that this application is completed according to the shareholder’s instructions and information. The Dealer also agrees not to hold responsible the Fund(s), the Distributor, and the Agent for any loss or liability from acting or relying on these instructions or information.

Dealer’s Name			Representative’s Full Name

Main Office Address			Representative’s Number	Phone Number ( )

City	State	Zip Code	Servicing/Branch Office Address

Authorized Dealer Signature			City	State	Zip Code

X

Mail to: PFPC Global Fund Services, Inc.                             760 Moore Road                            King of Prussia, PA 19406-0903

8. SYSTEMATIC WITHDRAWAL FORM

To establish a Systematic Withdrawal Plan, an account must have a current market value of $5,000 or more. Additionally, an account must have dividends reinvested.

Please indicate the account(s) from which you would like to take systematic withdrawals and complete a dollar amount for each.

Name	Account Number	Exact dollars ($50 minimum)

Amount and Frequency of Payment: Beginning in                                                  , 20

Month                           Year

Payments will be processed on the 25th day of the month for frequency indicated below:

☐  Monthly         ☐  Quarterly        ☐  Semi-annually        ☐ Annually

Please choose one payment option:

1.	☐ Mail checks to registered owner(s).

2.	☐ Electronically deposit into a bank checking or savings account. Attach a voided check or deposit slip. Electronic deposits will be available in the bank account within three business days after each withdrawal date. If the bank account registration does not match your Old Dominion Investors’ Trust Mutual Fund account registration, complete the following.

Bank Account Registration/Title

Bank Account Owner’s Signature	Bank Account Co-Owner’s Signature
Bank account owner’s signature guarantee. Signature Guarantee Stamp:
Print Name
Title

3.	☐ Mail checks to someone other than the registered owner(s).

Make checks payable and send to:

Name

Address	City	State	ZIP

Signatures:

Fund Account Owner’s Signature	Date

Fund Account Co-Owner’s Signature	Date

Signature Guarantee Stamp:	Print Name

Title

Mail to: PFPC Global Fund Services, Inc.                              760 Moore Road                              King of Prussia, PA 19406-0903

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

More information about the Fund can also be found in the Fund’s Statement of Additional Information (SAI). The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You can obtain free copies of the Fund’s annual and semi-annual reports and the SAI, request other information, and make other inquiries to the Fund by writing or call: Old Dominion Investor’s Trust, Inc. 110 Bank Street, Suffolk, Virginia 23434, (757) 539-2396 (collect).

The Fund will send the requested documents within three (3) business days of your request.

You can also obtain text-only versions of all Fund documents online at the SEC’s internet website at www.sec.gov. You may also review a copy of these documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information about the operation of Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the Fund’s documents may be obtained, after mailing the appropriate duplicating fee, by writing the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to the SEC at publicinfo@sec.gov.

OLD DOMINION INVESTORS’ TRUST, INC.

110 BANK STREET

SUFFOLK, VIRGINIA 23434

PHONE (757) 539-2396

The Fund’s Investment Company Act File Number is 811-597

PART B.    STATEMENT OF ADDITIONAL INFORMATION.

OLD DOMINION INVESTORS’ TRUST, INC.

110 Bank Street

Suffolk, VA 23434

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2003

This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the current Prospectus for Old Dominion Investors Trust, Inc. dated December 29, 2003 (the Prospectus). A copy of the Prospectus may be obtained by writing the Underwriter, Investors Security Co., Inc., 110 Bank Street, Suffolk, VA 23434, or by calling (757) 539-2396 collect.

HISTORY AND DESCRIPTION OF THE FUND	3
INVESTMENT OBJECTIVES AND POLICIES	3
MANAGEMENT OF THE FUND	4
CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES	6
INVESTMENT ADVISORY AND OTHER SERVICES	6
BROKERAGE ALLOCATION	6
CAPITAL STOCK AND OTHER SECURITIES	7
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED	8
PURCHASE	8
REDEMPTION	8
PRICING	9
SALES TO AFFILIATES	9
CODE OF ETHICS	9
RIGHT OF ACCUMULATION	10
LETTER OF INTENTION	10
TAX STATUS	10
PROXY VOTING POLICIES	11
UNDERWRITERS	12
FINANCIAL STATEMENTS	12
APPENDIX A: PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES	13
OTHER INFORMATION	C-1

HISTORY AND DESCRIPTION OF THE FUND

The Fund, which is a diversified open-end management investment company, was organized on July 17, 1951 as a Virginia corporation.

INVESTMENT OBJECTIVES AND POLICIES

It is the policy of the Fund to remain substantially fully invested in common stock. However, except when, in the judgment of the management, there appears to be the danger of an important stock market decline management may invest in short-term United States Treasury obligations, not to exceed ninety-one (91) days in maturity, or corporate bonds. Pursuant to provisions of the Fund’s Articles of Incorporation, management is required to have a minimum of 50% of the Fund’s total assets invested at all times in common stocks.

Investors should refer to the nine restrictions on investments that the Fund may make that are listed in the Prospectus under the heading “Investment Policies and Restrictions.” These restrictions are also included in the Fund’s Articles of Incorporation, and, among other things, address limitations on the Fund’s ability to concentrate its investments to a particular industry or group of industries, to write put and call options and engage in other margin transactions, as well as other restrictions that cannot be changed without a shareholder vote amending the Fund’s Articles of Incorporation.

The Board of Directors of the Fund has also established a restriction that no more than 50% of the Fund’s portfolio can be optioned at any one time. This restriction can be changed at any time by the Board. In addition, the Fund does not:

•	Issue senior securities.

•	Participate in the underwriting of securities of other issues or otherwise issue securities.

•	Purchase real estate.

•	Make loans to any person (purchases of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

•	Purchase or sell commodities or commodity contracts.

•	Invest in any other investment company.

•	Concentrate more than twenty-five percent (25%) of the value of the Fund’s portfolio in any one industry.

•	Invest in companies for the purpose of exercising control of management.

•

Borrow more than one-third of its total assets (including the amount borrowed) taken at market or other fair value less liabilities. Investment borrowings will be made from banks only. Any gains made with the additional borrowed money in excess of interest will cause net asset value to rise faster than it would otherwise. If the performance of the additional securities purchased fails to cover the cost, including interest paid on money borrowed, the net asset value will decrease faster than normal. This is called leverage. If, due to market fluctuations or other reasons, the value of the Fund’s assets falls below the coverage requirement of the statute, the Fund, within 3 business days, will reduce its bank debt to the extent necessary. To do this, the

Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Also, the Fund may not directly or indirectly pledge its assets, except that, subject to any applicable limitations under rules promulgated by the Federal Reserve Board, the Fund may pledge up to 15% of its gross assets, taken at cost, to secure borrowings made within the foregoing limitation and for temporary or emergency purposes, which do not exceed 5% of the gross assets of the Fund, taken at the lesser of cost or market or other fair value. The Fund does not intend to borrow money during this fiscal year.

The investment policies described above cannot be changed without a vote of two-thirds ( 2/3) of the total outstanding stock of the Fund.

MANAGEMENT OF THE FUND

Name & Address	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Directors Who Are Not Interested Persons of the Fund

Frank M. Rawls[1] P.O. Box 1458 Suffolk, VA 23439 Age 51	Director	1994 to present	Attorney at Law, Ferguson, Rawls & Raines, P.C.	None

William B. Ballard P.O. Box 1458 Suffolk, VA 23439 Age 75	Director	1976 to present	Investments	None

E. Grier Ferguson[1] 332 W. Constance Road Suffolk, VA 23434 Age 51	Director	1992 to present	Attorney at Law, Ferguson, Rawls & Raines, P.C.	None

Directors Who Are Interested Persons of the Fund

James F. Hope[1,2] 704 Jones Street Suffolk, VA 23434 Age 86	President & Director	1954 to present	Retired	None

Cabell B. Birdsong[1,3] 805 W. Riverview Drive Suffolk, VA 23434 Age 68	Secretary & Treasurer Director	1988 to present	President of Investors Security Company, Inc.	None

Peter D. Pruden, III[4] 826 E. Riverview Dr. Suffolk, VA 23434 Age 58	Director Vice President	1979 to present	Executive Vice President and Consultant, Smithfield Companies, until July 2001. Retired July 2001-present.	Farmers Bank

1	Investment Committee Members
2	Mr. Hope is an officer of the Fund.
3	Mr. Birdsong is the President and primary stockholder of the Fund’s manager, as well as an officer of the Fund.
4	Mr. Pruden is an officer of the Fund.

The Board of Directors has the responsibility to manage the Fund and ensure that the Fund’s investment policies are properly implemented by the Fund’s manager, and to perform the other responsibilities of directors under Virginia law.

Messrs. Hope, Rawls, Birdsong and Ferguson serve on the investment committee of the Board of Directors, which meets monthly to evaluate option transactions, and which held 12 meetings during the fiscal year ending August 31, 2003.

Name of Director	Dollar Range of Equity Securities in the Fund
James F. Hope	Over $100,000
Frank M. Rawls	$1—$10,000
Cabell B. Birdsong	$50,000—$100,000
Peter D. Pruden, III	$10,001—$50,000
William B. Ballard	$1—$10,000
E. Grier Ferguson	$1—$10,000

Directors are paid at $150.00 for each meeting they attend. Total directors’ fees were $7,700 for the year. During the registrant’s last fiscal year, no director and/or officer received remuneration in excess of $60,000.00 for services in all capacities. The following table describes the total compensation received by the directors from the Fund during the year ended August 31, 2003. This compensation consists solely of the director’s meeting fees paid to the directors.

Name and Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors

James F. Hope Director and President	$3,000	Not Applicable	Not Applicable	$3,000

Frank M. Rawls Director	$900	Not Applicable	Not Applicable	$900

Cabell B. Birdsong Director, Secretary and Treasurer	$0	Not Applicable	Not Applicable	$0

Peter D. Pruden, III Director and Vice President	$1,650	Not Applicable	Not Applicable	$1,650

William B. Ballard Director	$1,800	Not Applicable	Not Applicable	$1,800

E. Grier Ferguson Director	$1,350	Not Applicable	Not Applicable	$1,350

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

The Fund does not know any person who owns more than five percent (5%) of any class of the Fund’s equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Advisor is Investors Security Co., Inc. Cabell B. Birdsong is President. Mr. Birdsong is the Secretary and Treasurer of the Fund and thus is an affiliated person. He also owns 99% of the investment advisory company. The investment advisory agreement calls for an annual management fee of 1/2 of 1 percent. The fee is computed daily and is paid monthly. The investment advisor received for services as manager and investment advisor the sums of $40,173, $35,887 and $25,912 for the years 2001, 2002 and 2003 respectively.

There is no expense limitation.

The investment advisor provides the following services to the Fund: occupancy and office rental; clerical and bookkeeping; determination of offering and redemption prices; trading department; prospectus preparation and printing.

The investment advisor does not provide accounting services of independent auditors, services of outside counsel, registration and filing fees, stationary supplies and printing, salaries and compensation of the Fund’s non-interested directors, salaries and compensation of the Fund’s officers who are not directors, and reports to shareholders.

The Fund has a plan of distribution or “12b-1 Plan” under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net asset annually (all of which may be for service fees). During the year ended August 31, 2003 all of the payments made pursuant to the 12b-1 Plan, amounting to $5,001, were for service fees.

Investment advice is received from Merrill Lynch, Morgan Stanley Dean Witter, First Union Securities, and UBS Financial Services. Reports as to the market and specific recommendations are provided to the investment advisor and are paid for through brokerage commissions. Such information is helpful. However, the final determination of what stock to buy and sell is made only by the investment advisor and the Fund’s investment committee.

BROKERAGE ALLOCATION

It is the primary consideration of the Fund to obtain the best price on its portfolio actions. However, subject to this policy, it is the intent of the Fund’s investment advisor, Investors Security Co., Inc., to direct portfolio securities transactions to broker-dealers who are furnishing to the investment advisor statistical or research information. The investment advisor obtains this information through research reports provided by broker-dealers, and through periodic telephone conversations with broker-dealer representatives that provide the investment advisor with information of the type contained in the research reports, such as the target prices established in those reports. In addition, broker-dealers periodically contact the investment advisor to advise the investment advisor of sig -

nificant developments with respect to securities covered by those broker-dealers, particularly if the broker-dealer is aware that those securities are maintained in the Fund’s portfolio.

The total dollar amount of brokerage fees paid by the Fund on purchase and sale of the Fund’s portfolio securities for the latest fiscal year was $20,200. Of this amount 38% was placed in consideration for research or other services.

The investment advisor, Investors Security Co., Inc., is authorized by the Fund to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information. Investors Security Co., Inc., acting as broker, received $12,654, $35,091, and $63,200 for brokerage commissions from portfolio transactions for the years ended August 31, 2003, 2002, and 2001, respectively. The Fund’s Board of Directors believes that the commissions paid to Investors Security Co., Inc. represent commissions that are fair compared to the commissions, fees and other remuneration received by other broker-dealers in connection with comparable securities being traded on a securities exchange during a comparable period of time.

The Board of Directors authorized the investment advisor to use its own discretion in allocating brokerage business.

The investment advisor discounts its commission 50% on all orders, whereas other non-affiliated broker-dealer discount their commission 35%. The investment advisor confirms the commission rates charged by and the discounts being provided by these broker-dealers by obtaining schedules from the dealers, and the commission rates upon which the investment advisor bases its own discounts are comparable to the pre-discounted rates being charged by the other broker-dealers. All securities orders effected by the investment advisor are presented quarterly to the Board of Directors for their information and approval.

Brokers are selected to effect security transactions for the Fund by their ability to handle the transaction and their investment advice.

The Fund’s investment advisor has no way of determining the approximate value of the services of the broker-dealers that provide statistical and research information. While the information may be useful, it does not materially affect or reduce expenses.

It is the intention of the Fund to allocate brokerage in the future in the same manner that it has in the past. The Fund will attempt to get the best price execution.

Brokerage fees for the last three years were:

2001—$107,569; 2002—$58,857; 2003—$20,200.

CAPITAL STOCK AND OTHER SECURITIES

The Fund has only one class of stock, common stock. Each share is entitled to one vote and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Purchase—Investors Security Co., Inc. is the distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the distributor or through the distributor. Initial purchases must be $25.00 or more. Subsequent purchases must be in the amount of $25.00 or more.

The offering price is computed at the close of business on the New York Stock Exchange on each day it is open. Such price applies to all purchase orders other than for investment plans received from authorized securities dealers by the distributor that day, provided that orders received after the close of the New York Stock Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

Redemption—Fund stock certificates which are presented in proper form to PFPC Global Fund Services, 760 Moore Road, King of Prussia, PA 19406-0903, will be redeemed for cash.

Stock certificates held other than in a broker’s name must be signed and stockholders signatures must be guaranteed by a bank, a member of a national securities firm or by Investors Security Co., Inc. Stockholders who wish to redeem shares that are held by the custodian need only inform the transfer agent by letter. The redemption price will be the net asset value determined as of the close of New York Stock Exchange on the day of the tender for shares tendered prior to 4:00 P.M. New York time and on any other day in which there is a sufficient degree of trading in the investment company’s portfolio securities that the current net asset value of the investment company’s redeemable securities might be materially effected by changes in the value of the portfolio securities. Payment of the redemption price must be made within seven (7) days from the date of tender. The redemption price may be more or less than the original purchase price, depending upon the net asset value of the shares determined in the manner set forth below.

If a shareholder uses the services of a broker-dealer, there may be a charge to the shareholder for such services.

The fund will not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven (7) days after the tender of such security to the company or its agent for that purpose for the redemption except:

1.	for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or (B) during which trading on the New York Stock Exchange is restricted;

2.	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or

3.	for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

Fund certificates may be presented for redemption at the offices of the Fund’s management. Whenever sufficient cash funds are not available to redeem presented certificates, a portion of the Fund’s assets may be hypothecated as security for a short-term loan in order to provide sufficient cash to fully redeem presented stock certificates.

Pricing—In determining asset value, securities are valued at the last sale price for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets, which includes accrued dividends and interest, there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

The Fund reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

SALES TO AFFILIATES

Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund’s shares will not be resold to others for profit. These shares may only be redeemed through the Fund. The Fund does not impose these charges because it does not believe it incurs any material marketing expenses in connection with sales to affiliates.

CODES OF ETHICS

The Fund has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, but only after the Fund has completed its transactions in those securities. The code requires each person covered by the code to file quarterly reports of all purchases and sale transactions in their personal accounts. The code also governs certain other behavior by the executive officers of the Fund.

The investment advisor has also adopted a code of ethics containing procedures consistent with the code of ethics adopted by the Fund. The investment advisor’s code requires that representatives of the investment advisor who are employed in the office of the investment advisor where all Fund activities are conducted not invest in securities which are held by the Fund until after the Fund has completed its transactions in those securities. The code also requires each employee of the investment advisor covered by the code to file quarterly reports of all purchase and sale transactions in their personal accounts, whether or not maintained by the investment advisor.

Copies of the codes of ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the codes of ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

RIGHT OF ACCUMULATION

The graduated sales charges listed above may be applied to any subsequent purchases of shares of the Fund when the investor has after any purchase, an aggregate investment of $100,000 or more in shares of the Fund. If, for example, the investor has previously purchased or acquired and still holds Fund shares with a cost or current value at offering price of $90,000 on which he paid a charge of 4.00% of public offering price and subsequently purchased $10,000 of additional Fund shares, the charge applicable to the $10,000 purchase would be 3.5% of the public offering price. The investor qualifies for the selling commission applicable on orders of $100,000 to $250,000. The Fund must be promptly notified of each sale which entitles a shareholder to a reduced sales charge.

LETTER OF INTENTION

Reduced sales charges are applicable to purchase aggregating $100,000 or more of the shares of the Fund or any other investment company with a sales charge for which the Distributor acts as the distributor made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund’s Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90 day period. The value of shares of the Fund and of other investment companies with a sales charge for which the Distributor acts as the distributor presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter, will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to five percent of the intended amount will be held in escrow during the thirteen month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be five percent of the dollar amount of such letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

TAX STATUS

The Fund’s Articles of Incorporation provide that dividends shall be paid from “net income” on or about January 15, May 1, August 1, and November 1 of each year to Fund stockholders of record. The amount of such dividends shall be set by the Board of Directors, provided that the Fund distributes each year approximately the amount of the “net income” received during the year. The dividend may be eligible for the tax dividend exclusion available to corporations. For the year August 31, 2003 the ordinary income distribution qualified for the exclusion.

“Net Income” means the amount of “income” remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Fund may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

The Fund has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue Code) and is accorded conduit or “pass through” treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Fund will be taxed only on the portion of such income which it retains. In prior years, it has been the policy of the Fund to distribute to shareholders 100% of all taxable income. It is the present intention of the Fund to pay 100% of its taxable income to shareholders during the current year. The term “regulated investment company” does not involve supervision of management or investment practices or policies.

Shareholders receiving a distribution of such income from the Fund shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

The Fund also follows the policy of distributing to the shareholders 100% of all net long-term capital gain over its short-term capital loss, it any, except when the Fund has capital loss carry-overs. The Tax Reform Act of 1976 permits a capital loss carryover for a period of up to eight years. Such capital gains distributed are not taxable to the Fund, but are taxable to the shareholders as a long-term gain. It is the policy of the Fund not to distribute capital gains when there is a capital loss carry forward. Shareholders receive long-term gain treatment on such distributions regardless of the length of time the shareholder has held the stock of the Fund. Advice as to the tax status of each year’s dividend and distribution will be made annually and sent by mail to the shareholders.

PROXY VOTING POLICIES

The Fund is required to disclose information concerning its proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the manager responsibility for decisions regarding proxy voting for securities held by the Fund. The manager will vote such proxies in accordance with the Fund’s proxy policies and procedures, which have been approved by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling (757) 539-2396 (collect) and (2) on the SEC’s website at  http://www.sec.gov.

UNDERWRITERS

Investors Security Co., Inc. is the principal underwriter of the Fund.

Name of Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensations
Investors Security Co., Inc.	$2,612	0	$12,654	0

FINANCIAL STATEMENTS

Audited financial statements for the relevant periods ending August 31, 2003 for the Fund, as contained in the Annual Report to Shareholders of the Fund for the period ended August 31, 2003, are incorporated herein by reference.

Appendix A

Old Dominion Investors Trust, Inc.

Proxy and Corporate Action Voting

Policies and Procedures

August 5, 2003

I.	Introduction

Old Dominion Investors Trust, Inc. (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Directors (the “Board”), acting on behalf of the Trust has the right and the fiduciary obligation to vote proxies relating to the Trust’s portfolio securities in a manner consistent with the best interests of the Trust’s shareholders. Accordingly, the Board has adopted these Proxy and Corporate Action Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Trust (these “Policies and Procedures”).

II.	Policy

A.	Delegation to the Adviser.

1.	The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to Investors Security Company, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Trust, subject to the board’s continuing oversight.

2.	The policy of the Trust is also to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Trust (the “Adviser’s Policies and Procedures”), which are attached hereto as Appendix A and are deemed to be a part of these Policies and Procedures.

III.	Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

IV.	Proxy Voting Procedures

A.    Annual Presentation of Proxy Voting Policies to the Board.    At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.    Annual Presentation of Proxy Voting Record to the Board.    At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Trust during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriter, or an affiliated person of the Adviser or the principal underwriter has a financial interest in a matter pre -

sented by a proxy to be voted on behalf of the Trust, other than the obligation the Adviser incurs as investment adviser to the Trust, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.    Resolution of Conflicts of Interest.    Where a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Adviser or the principal underwriter and that of the Trust, the Adviser shall resolve such conflict in the manner described below.

1.	Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.	Detailed Disclosure to the Board. To enable that the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

b.	Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds’ principal underwriter, or an affiliated person of the Adviser or the principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board shall vote the proxy in accordance with the recommendation of an independent third party.

V.	Revocation Of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Trust may be revoked by the Board, in whole or in part, at any time.

VI.	Annual Filing Of Proxy Voting Record

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Trust during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.	Proxy Voting Disclosures

A.	The Trust shall include in its Form N-1A registration statement:

1.	A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust collect at its disclosed telephone number and on the SEC website.

B.	The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.	A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s telephone number collect and on the SEC website.

2.	A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Trust during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s telephone number collect and on the SEC website.

APPENDIX A

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES OF INVESTORS

SECURITY COMPANY, INC.

PROXY VOTING POLICIES

AND

PROCEDURES

August 5, 2003

Investors Security Company, Inc. (“ISCI”) has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, ISCI may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, ISCI believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, ISCI has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

ISCI is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, ISCI’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

ISCI may amend its proxy policies and procedures from time to time without prior notice to its clients.

Background

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times. Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

Proxy Voting Policy

Consistent with the fiduciary standards discussed above, ISCI will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or ISCI determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, ISCI will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

Proxy  Committee

The ISCI Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of ISCI’s president and anyone that he may appoint to assist him.

Proxy Manager

The Proxy Committee will appoint a Proxy Manager to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records. Cabell B. Birdsong is the designated Proxy Manager.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

Conflicts Of Interest

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between ISCI, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where ISCI (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where ISCI (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where ISCI (or an affiliate) may manage assets for the proponent; or (3) where ISCI (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where ISCI (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that ISCI (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify ISCI’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within ISCI or by an affiliated company’s representatives with regard to how ISCI should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the ISCI Board. In the event that it is determined that improper influence was made, the ISCI Board will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise ISCI’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how ISCI should vote such proxy.

Proxy Voting Procedures

The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by ISCI and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

Proxy Voting Guidelines

The Proxy Committee has adopted the following guidelines in voting proxies:

I.	Corporate Governance

ISCI will evaluate each proposal separately. However, ISCI will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

ISCI will generally vote FOR

Annual election of directors

Appointment of auditors

Indemnification of management or directors or both against negligent or unreasonable action

Confidentiality of voting

Equal access to proxy statements

Cumulative voting

Declassification of Boards

Majority of Independent Directors

ISCI will generally vote AGAINST

Removal of directors from office only for cause or by a super-majority vote

“Sweeteners” to attract support for proposals

Unequal voting rights proposals (“superstock”)

Staggered or classified election of directors

Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

Proposals to vote unmarked proxies in favor of management

Proposals to eliminate existing pre-emptive rights

II.	Takeover Defense and Related Actions

ISCI will evaluate each proposal separately. Generally, ISCI will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. ISCI believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

ISCI will generally vote FOR

Fair price provisions

Certain increases in authorized shares and/or creation of new classes of common or preferred stock

Proposals to eliminate greenmail provisions

Proposals to eliminate poison pill provisions

Proposals to re-evaluate or eliminate in-place “shark repellents”

ISCI will generally vote AGAINST

Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.	Compensation Plans

ISCI will evaluate each proposal separately. ISCI believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. ISCI will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

ISCI will generally vote FOR

Stock option plans and/or stock appreciation right plans

Profit incentive plans provided the option is priced at 100% fair market value

Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

Profit sharing, thrift or similar savings plans

ISCI will generally vote AGAINST

Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

Proposals creating an unusually favorable compensation structure in advance of a sale of the company

Proposals that fail to link executive compensation to management performance

Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

Adoption of a stock purchase plan at less than 85% of fair market value

IV.	Capital Structure, Classes of Stock and Recapitalization

ISCI will evaluate each proposal separately. ISCI recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, ISCI will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. ISCI will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

ISCI will generally vote FOR

Proposals to reincorporate or reorganize into a holding company

Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

ISCI will generally vote AGAINST

Proposals designed to discourage mergers and acquisitions in advance

Proposals to change state of incorporation to a state less favorable to shareholders’ interests

Reincorporating in another state to implement anti-takeover measures

V.	Social Responsibility

ISCI will evaluate each proposal separately. ISCI believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. ISCI believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, ISCI will generally vote FOR certain social responsibility initiatives. ISCI will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

ISCI will generally vote FOR

International Labor Organization Principles

Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

Expanding EEO/Social Responsibility Reporting

Record

Keeping

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

**(a)	Articles of Incorporation.

**(b)	By-laws.

**(d)	Investment Advisory Contract dated December 20, 1988 between Old Dominion Investors’ Trust, Incorporated and Investors’ Security Company, Incorporated.

**(e)	Underwriting Contract dated December 20, 1988 between Old Dominion Investors’ Trust, Incorporated and Investors Security Company, Incorporated.

(g)	Custodian Agreements.

**(i)	Custodian Services Agreement dated April 2, 2001 between PFPC Trust Company and Old Dominion Investors’ Trust, Inc.

**(ii)	Letter Agreement regarding Custodian Services Fees dated April 2, 2001 between PFPC Trust Company and Old Dominion Investors’ Trust, Inc.

*(i)	Legal Opinion. Opinion of Troutman Sanders LLP.

*(j)	Other Opinions. Consent of Briggs, Bunting & Dougherty, LLP.

**(m)	Rule 12b-1 Plan. Plan of Distribution of Old Dominion Investors’ Trust, Inc. dated as of January 1, 1990.

**(p)	Code of Ethics.

**(i)	Old Dominion Investors’ Trust, Inc.

**(ii)	Investors Security Company, Inc.

**(iii)	Code of Ethics for Principal Executive and Senior Financial Officers.

*	Filed herewith.
**	Previously filed.

Item 24.    Persons Controlled By or Under Common Control With the Fund.

No person is directly or indirectly controlled by or under common control with the Registrant.

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Item 25.    Indemnification

Neither the Articles of Incorporation or the By-Laws of the Fund provide for the indemnification of the Fund’s officers and directors, but the Virginia corporate statute provides for certain circumstances in which a corporation such as the Fund is required to indemnify its directors. A corporation is required to indemnify a director who entirely prevails in the defense of a proceeding to which the director is a party because the director is or was a director of the corporation against the director’s reasonable expenses incurred in connection with the proceeding. Even when a director does not prevail, a Virginia corporation such as the Fund is permitted to indemnify a director against liability and expenses incurred in actions brought by third parties if the board of directors of the corporation or special legal counsel determines that the director was conducting himself in good faith, believed that his conduct was in the best interest of the corporation, and had no reason to believe that his conduct was unlawful. A Virginia corporation is also permitted to advance expenses to directors under certain circumstances. Virginia law also makes it clear that the corporation may indemnify and advance expenses to an officer on the same basis that it may do so for a director.

Item 26.    Business and Other Connections of the Investment Advisor.

None except as disclosed in the Statement of Additional Information.

Item 27.    Principal Underwriters.

(a)  Investors Security Co., Inc., the sole underwriter for the Fund, does not act as a principal underwriter, depositor or investment advisor for any other investment company.

(b)  Not applicable.

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

The name and address of each person maintaining physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are as follows:

PFPC Trust Company	Old Dominion Investors Trust, Inc.
8800 Tinicum Boulevard, 3rd Floor	110 Bank Street
Suite 200	Suffolk, VA 23434
Philadelphia, PA 19153

Item 29.    Management Services.

Not applicable.

Item 30.    Undertakings.

Not applicable.

C-2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Suffolk, Virginia on the 2nd day of January, 2004.

OLD DOMINION INVESTORS TRUST, INC.

By:	/s/ JAMES F. HOPE
James F. Hope, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/S/ JAMES F. HOPE James F. Hope, President, Director	January 2, 2004

/S/ FRANK M. RAWLS Frank M. Rawls, Director	January 2, 2004

/S/ E. GRIER FERGUSON E. Grier Ferguson, Director	January 2, 2004

/S/ WILLIAM B. BALLARD William B. Ballard, Director	January 2, 2004

/S/ PETER D. PRUDEN Peter D. Pruden, III, Vice President Director	January 2, 2004

/S/ CABELL B. BIRDSONG Cabell B. Birdsong, Secretary, Treasurer and Director	January 2, 2004

C-3